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                                                                      Exhibit 23



                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Registration No. 333-10206) of Consolidated Water Co. Ltd. of our report dated March 13, 2002 relating to the financial statements which appear in this Form 10-K.


/s/ PricewaterhouseCoopers


PricewaterhouseCoopers
Cayman Islands
March 28, 2002